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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): June 19, 2007

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     On June 20, 2007, MetLife, Inc., a Delaware corporation (the "Company"), and MetLife Funding, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Funding," and together with the Company, the "Borrowers"), entered into a Five-Year $3,000,000,000 Credit Agreement (the "2007 Credit Agreement") among the Borrowers, a group of banks as lenders, Bank of America, N.A., as administrative agent and letter of credit issuer, Wachovia Bank, National Association, as syndication agent, Citibank, N.A., Deutsche Bank AG New York Branch and JPMorgan Chase Bank, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC and Banc of America Securities LLC, as joint lead arrangers and book managers. The proceeds of the 2007 Credit Agreement will be used for general corporate purposes and to support the Borrowers' commercial paper programs. All borrowings must be repaid by June 20, 2012, except that letters of credit outstanding on that date may remain outstanding until no later than June 20, 2013; provided, however, that within a notice period prior to each of June 20, 2008 and June 20, 2009, the Borrowers may request a one-year extension of the termination and maturity date of the 2007 Credit Agreement and, if the original maturity date is not extended for any reason on June 20, 2008, the Borrowers may request, within a notice period prior to June 20, 2009, a two-year extension of the termination and maturity date of the 2007 Credit Agreement.
The 2007 Credit Agreement maturity date shall occur no later than June 20, 2014, but letters of credit outstanding on that date may remain outstanding until no later than June 20, 2015.

     The 2007 Credit Agreement replaces (i) the Five-Year $1,500,000,000 Credit Agreement, as amended, dated as of April 22, 2005 (the "2005 Credit Agreement"), among the Borrowers, a group of banks as lenders, Bank of America, N.A., as administrative agent and letter of credit issuer, Wachovia Bank, National Association, as syndication agent, Citibank, N.A., Deutsche Bank AG New York Branch and JPMorgan Chase Bank, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC and Banc of America Securities LLC, as joint lead arrangers and book managers, and (ii) the Amended and Restated Five-Year $1,500,000,000 Credit Agreement, dated as of August 15, 2006, effective December 21, 2006 (the "2006 Credit Agreement"), among the Borrowers, a group of banks as lenders, Bank of America, N.A., as administrative agent and letter of credit issuer, Wachovia Bank, National Association, as syndication agent, Citibank, N.A. and JPMorgan Chase Bank, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC and Banc of America Securities LLC, as joint lead arrangers and book managers.

     Borrowings under the 2007 Credit Agreement are available upon customary terms and conditions for facilities of this type, including a requirement that the Company represent that no "default," as defined in the 2007 Credit Agreement, has occurred and is continuing at the time of a new borrowing or extension of the maturity date under the 2007 Credit Agreement. The amount available under the 2007 Credit Agreement may be increased to a maximum amount of $4,000,000,000, provided that no "event of default," as defined in the 2007 Credit Agreement, has occurred and is continuing. The Company is subject to a consolidated net worth requirement. Amounts due under the 2007 Credit Agreement may be accelerated upon an event of default, such as a breach of a covenant, material inaccuracy of a representation or the occurrence of bankruptcy, if not otherwise waived or cured, among others.

     The lenders and the agents (and their respective subsidiaries or affiliates) under the 2007 Credit Agreement have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company, its subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from the Company, its subsidiaries or affiliates, for such services.

     The foregoing description of the 2007 Credit Agreement is not complete and is qualified in its entirety by reference to the 2007 Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 1.02  Termination of a Material Definitive Agreement.

     On June 20, 2007, the Borrowers terminated (i) the 2005 Credit Agreement among the Borrowers, a group of banks as lenders, Bank of America, N.A., as administrative agent and letter of credit issuer, Wachovia Bank, National Association, as syndication agent, Citibank, N.A., Deutsche Bank AG New York Branch and JPMorgan Chase Bank, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC and Banc of America Securities LLC, as joint lead arrangers and book managers, and (ii) the 2006 Credit Agreement among the Borrowers, a group of banks as lenders, Bank of America, N.A., as administrative agent and letter of credit issuer, Wachovia Bank, National Association, as syndication agent, Citibank, N.A. and JPMorgan Chase Bank, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC and Banc of America Securities LLC, as joint lead arrangers and book managers. The 2005 Credit Agreement and the 2006 Credit Agreement were replaced with the 2007 Credit Agreement.

     The lenders and the agents (and their respective subsidiaries or affiliates) under the 2005 Credit Agreement and the 2006 Credit Agreement have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company, its subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from the Company, its subsidiaries or affiliates, for such services.

     Borrowings under the 2005 Credit Agreement are available upon customary terms and conditions for facilities of this type, including a requirement that the Company represent that no "default," as defined in the 2005 Credit Agreement, has occurred and is continuing at the time of a new borrowing under the 2005 Credit Agreement. The amount available under the 2005 Credit Agreement may be increased to a maximum amount of $2,000,000,000, provided that no "event of default," as defined in the 2005 Credit Agreement, has occurred and is continuing. The Company is required to maintain a consolidated net worth of $15 billion, and Metropolitan Life Insurance Company, a wholly-owned subsidiary of the Company, must maintain adjusted statutory surplus of $7.75 billion. Amounts due under the 2005 Credit Agreement may be accelerated upon an event of default, such as a breach of a covenant, material inaccuracy of a representation, or the occurrence of bankruptcy, if not otherwise waived or cured, among others. All borrowings must be repaid by April 22, 2010, except that letters of credit outstanding on that date may remain outstanding until no later than April 22, 2011.

        The foregoing description of the 2005 Credit Agreement is not complete and is qualified in its entirety by reference to the 2005 Credit Agreement, which was filed as Exhibit 10.1 to the Company's Form 8-K filed on April 28, 2005 and the amendment to the 2005 Credit Agreement which was filed as Exhibit
10.35 to the Company's Annual Report on Form 10-K for the year ended December 31, 2006 (the "2006 Form 10-K"), and are incorporated herein by reference.

        Borrowings under the 2006 Credit Agreement are available upon customary terms and conditions for facilities of this type, including a requirement that the Company represent that no "default," as defined in the 2006 Credit Agreement, has occurred and is continuing at the time of a new borrowing under the 2006 Credit Agreement. The Company is required to maintain a consolidated net worth of $15 billion, and Metropolitan Life Insurance Company, a wholly-owned subsidiary of the Company, must maintain adjusted statutory surplus of $7.75 billion. Amounts due under the 2006 Credit Agreement may be accelerated upon an event of default, such as a breach of a covenant, material inaccuracy of a representation, or the occurrence of bankruptcy, if not otherwise waived or cured, among others. All borrowings must be repaid by April 23, 2009, except that letters of credit outstanding on that date may remain outstanding until no later than April 23, 2010.







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     The foregoing description of the 2006 Credit Agreement is not complete and is qualified in its entirety by reference to the 2006 Credit Agreement, which was filed as Exhibit 10.33 to the 2006 Form 10-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On June 19, 2007, the Board of Directors of the Company adopted Amended and Restated By-Laws of the Company (the "By-Laws"). The changes in the By-Laws include (i) providing that the Lead Director of the Board of Directors may call special meetings of the stockholders, and may preside over stockholder meetings in the absence or disability of the Chairman of the Board, (ii) providing that notice of stockholder meetings may be delivered by electronic transmission, and
(iii) making certain other clarifying and technical changes. The By-Laws became effective on June 19, 2007.

     The foregoing description of the By-Laws is not complete and is qualified in its entirety by reference to the By-Laws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits

     3.1  Amended and Restated By-Laws of MetLife, Inc., effective June 19,
          2007.

     10.1 Five-Year $3,000,000,000 Credit Agreement, dated as of June 20, 2007, among MetLife, Inc. and MetLife Funding, Inc., as borrowers, and other parties signatory thereto.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: June 25, 2007
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                                EXHIBIT INDEX
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
Exhibit Number      Exhibit
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
 3.1                Amended and Restated By-Laws of MetLife, Inc., effective
                    June 19, 2007.

10.1                Five-Year $3,000,000,000 Credit Agreement, dated as of
                    June 20, 2007, among MetLife, Inc. and MetLife Funding, Inc., as borrowers, and other parties signatory thereto.